LEGG MASON PARTNERS INSTITUTIONAL TRUST

SUPPLEMENT DATED AUGUST 28, 2019

TO THE PROSPECTUS

DATED DECEMBER 27, 2018

OF WESTERN ASSET INSTITUTIONAL U.S. TREASURY RESERVES,

WESTERN ASSET INSTITUTIONAL U.S. TREASURY OBLIGATIONS MONEY MARKET FUND AND WESTERN ASSET INSTITUTIONAL GOVERNMENT RESERVES,

ADMINISTRATIVE SHARES, INSTITUTIONAL SHARES AND INVESTOR SHARES

The section of the Prospectus titled “Redeeming Shares — Redemption Proceeds” is hereby deleted and replaced by the following:

Redemption proceeds

For Institutional U.S. Treasury Obligations Fund: If your request is received in good order by your Service Agent or the transfer agent prior to the time the fund makes its final net asset value calculation on any day the fund is open for business (normally 5:00 p.m. (Eastern time)), your redemption proceeds normally will be sent that day, but in any event within 7 days. However, if you make a redemption request before the fund has collected payment for the purchase of shares, the fund may delay your proceeds until payment is collected, for up to 10 days.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the SEC.

For Institutional U.S. Treasury Reserves: You normally will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by your Service Agent or the transfer agent after the fund makes its final net asset value calculation on that business day (normally 2:00 p.m. (Eastern time)), on the next business day. The fund may delay payment for one business day under certain circumstances and may delay beyond one business day if Fedwire or the applicable Federal Reserve Bank is closed on the day your redemption proceeds would otherwise be paid, or in the circumstances described below.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended beyond 7 days, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by the rules of or by the order of the SEC.

For Institutional Government Reserves: You normally will receive your redemption proceeds in federal funds on the business day on which you sell your shares, or if your redemption request is received in good order by your Service Agent or the transfer agent after the fund makes its final net asset value calculation on that business day (normally 5:00 p.m. (Eastern time)), on the next business day.

The fund may provide for the postponement of redemption and payment of redemption proceeds beyond one business day only as follows: (A) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (B) for any period: (1) during which the New York Stock Exchange (“NYSE”) is closed other than customary week-end and holiday closings; or (2) during which trading on the NYSE is restricted; (C) for any period during which an emergency exists as a result of which: (1) disposal by the fund of securities owned by it is not reasonably practicable; or (2) it is not reasonably practicable for the fund to fairly determine the net asset value of shares of the fund; (D) for any period as the Securities and Exchange Commission (“SEC”) may by order permit for the protection of shareholders of the fund; (E) for any period during which the SEC has, by rule or regulation, deemed that: (1) trading shall be restricted; or (2) an emergency exists; or (F) for any period during which the fund, as part of a necessary liquidation of the fund, has properly postponed and/or suspended redemption of shares and payment in accordance with federal securities laws.

For all funds: You generally are entitled to receive dividends on fund shares through the business day prior to the day on which your proceeds are sent to you.

If you hold your shares through a Service Agent, your Service Agent may have its own earlier deadlines for the receipt of a redemption request. Your sale or redemption proceeds will be sent by federal wire to your Service Agent. You should check with your Service Agent to determine when your proceeds will be available to you.

If you hold your shares through a fund and have designated a bank account on your application form, you may have the proceeds sent by federal wire or by electronic transfer (ACH) to that bank account. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents. You may be charged a fee on a wire or an electronic transfer (ACH). In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

Under normal circumstances, each fund expects to meet redemption requests by using cash or cash equivalents in its portfolio.

The funds reserve the right to pay redemption proceeds by giving you securities instead of cash (for example, if a fund reasonably believes that a cash redemption may have a substantial impact on the fund and its remaining shareholders). You may pay transaction costs to dispose of the securities, and you may receive less than the price at which they were valued for purposes of the redemption.

During periods of deteriorating or stressed market conditions, or during extraordinary or emergency circumstances, a fund may be more likely to pay redemption proceeds by giving you securities.

Please retain this supplement for future reference.

WASX549264

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